Exhibit 99.2

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2011

BASIS OF PRESENTATION AND SELECT DEFINITIONS

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Where references are made to Rouse Properties, this refers to the announced spin-off of Rouse Properties, Inc.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

GGP emerged from bankruptcy, pursuant to a plan of reorganization (the “Plan”), on November 9, 2010 (the “Effective Date”).  The Plan provided for a $6.8 billion equity infusion (“Plan Recapitalization”); the repayment, reinstatement or replacement of certain debt; the repayment in full of allowed bankruptcy claims and the separation of GGP into two public companies, The Howard Hughes Corporation (“HHC”), a spin-off to focus on the master planned communities and other development opportunities, with the assets remaining in GGP consisting primarily of a high-quality retail property portfolio.

The structure of the Plan triggered the application of the acquisition method of accounting (“Acquisition Accounting”) as of the Effective Date as New GGP (“Successor”) acquired control of the existing Company (“Predecessor”).  Acquisition Accounting results in an adjustment to the carrying value of the assets and liabilities of the Successor with a resultant impact on GGP’s operations due to changes in recognized depreciation, amortization of intangible assets and liabilities, and interest expense adjusted for current market rates.  The Plan also resulted in significant expenditures, primarily professional fees and settlement costs, which impact current operations.  In addition, the creation of HHC, and GGP’s intent to sell or dispose of certain retail assets, results in these assets being classified as discontinued operations.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management, administrative expenses and preferred unit distributions, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholder in accordance with GAAP, excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and including adjustments for unconsolidated partnerships and joint ventures.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule  included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI and EBITDA to consolidated operating income, and FFO to net income in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS - SUPPLEMENTAL ANALYSIS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Statements of Income	1
Consolidated Balance Sheets	2

Proportionate Financial Schedules:
Overview	3
QTD Portfolio Results and Funds From Operations (FFO)	4
YTD Portfolio Results and Funds From Operations (FFO)	5
Core NOI Summary	6
Reconciliation of Core NOI, Core EBITDA, and Core FFO	7
Non-Cash Revenue and Expenses Reflected in FFO	8
Reconciliation of Non-GAAP to GAAP Financial Measures	9
QTD Management and Administrative Costs, Net	10
YTD Management and Administrative Costs, Net	11
Proportionate Balance Sheet	12

Mortgages, Notes, and Loans Payable
Summary	13
Detail	14-18

Portfolio Operating Metrics
Key Operating Performance Indicators	19
Leasing Activity	20
Lease Expiration Schedule	21
Property Schedule	22-27

Miscellaneous
Capital Information	28
Change in Total Common and Equivalent Shares	29
Development Summary	30
Acquisitions and Dispositions	31
Discontinued Operations	32-33
Corporate Information	34
Equity Research Coverage	35
Glossary of Terms	36

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
4-5	Portfolio Results and Funds From Operations (FFO)	Proportionate detail of Portfolio Results and FFO for the three and nine months ended September 30, 2011 and 2010.
7	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenue and expenses that are not indicative of future operations.

10-11	Management and Administrative Costs, Net

Comparative information related to GGP’s corporate and certain property-related costs, including presentation of non-recurring items, net of GGP’s third party share of asset and property management fees.

12	Proportionate Balance Sheet

The proportionate balance sheet, adjusts GGP’s GAAP balance sheet for non-controlling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties, accounted for under the equity method.

Portfolio Operating Metrics:
19	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
22-27	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Statements of Income(1)

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Revenues:
Minimum rents	$429,678	$442,593	$1,295,137	$1,329,183
Tenant recoveries	209,352	204,158	605,094	606,362
Overage rents	13,632	9,365	31,900	25,334
Management fees and other corporate revenues	14,188	14,075	43,775	48,063
Other	17,926	17,239	51,635	53,220
Total revenues	684,776	687,430	2,027,541	2,062,162
Expenses:
Real estate taxes	63,519	63,458	195,348	191,985
Property maintenance costs	24,909	23,830	83,336	78,302
Marketing	8,522	8,496	22,637	20,903
Other property operating costs	126,489	113,184	343,121	333,066
Provision for doubtful accounts	1,828	4,756	3,617	13,502
Property management and other costs	48,917	40,847	143,589	124,387
General and administrative (2)	17,290	9,370	20,447	22,689
Provisions for impairment	—	4,516	—	15,573
Depreciation and amortization	250,507	163,126	745,225	489,939
Total expenses	541,981	431,583	1,557,320	1,290,346
Operating income	142,795	255,847	470,221	771,816
Interest income	687	210	1,927	962
Interest expense	(235,431)	(405,768)	(726,629)	(1,056,147)
Warrant adjustment	337,781	—	319,460	—
Income (loss) before income taxes, equity in (loss) income of Unconsolidated Real Estate Affiliates, reorganization items and noncontrolling interests	245,832	(149,711)	64,979	(283,369)
(Provision for) benefit from income taxes	(4,051)	3,778	(8,267)	(1,444)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	9,833	8,567	(2,534)	54,047
Reorganization items	—	(84,349)	—	(111,337)
Income (loss) from continuing operations	251,614	(221,715)	54,178	(342,103)
Discontinued operations (3)	4,957	(12,054)	7,300	46,572
Net income (loss)	256,571	(233,769)	61,478	(295,531)
Allocation to noncontrolling interests	(4,521)	2,584	(6,812)	(1,525)
Net income (loss) attributable to common stockholders	$252,050	$(231,185)	$54,666	$(297,056)
Basic Earnings (Loss) Per Share:
Continuing operations	$0.26	$(0.69)	$0.05	$(1.08)
Discontinued operations	0.01	(0.04)	0.01	0.15
Total basic earnings (loss) per share	$0.27	$(0.73)	$0.06	$(0.93)
Diluted Loss Per Share:
Continuing operations	$(0.09)	$(0.69)	$(0.28)	$(1.08)
Discontinued operations	0.01	(0.04)	0.01	0.15
Total diluted loss per share	$(0.08)	$(0.73)	$(0.27)	$(0.93)

(1)   Amounts presented in accordance with GAAP.

(2)   The three and nine months ended September 30, 2011 includes post-emergence bankruptcy related items, including the reversal of previously accrued bankruptcy costs, other gains on settlements, legal fees and professional fees.

(3)   Refer to Pages 32 and 33 (Discontinued Operations).

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)

(In thousands)

	September 30, 2011	December 31, 2010
Assets:
Investment in real estate:
Land	$4,655,918	$4,722,674
Buildings and equipment	19,818,945	20,300,355
Less accumulated depreciation	(784,006)	(129,794)
Developments in progress	126,155	117,137
Net property and equipment	23,817,012	25,010,372
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,072,302	3,153,698
Net investment in real estate	26,889,314	28,164,070
Cash and cash equivalents	492,689	1,021,311
Accounts and notes receivable, net	184,595	114,099
Deferred expenses, net	167,949	175,669
Prepaid expenses and other assets	2,003,084	2,300,452
Assets held for disposition	276,518	591,778
Total Assets	$30,014,149	$32,367,379

Liabilities:
Mortgages, notes and loans payable	$17,235,603	$17,841,757
Accounts payable and accrued expenses	1,633,339	1,931,970
Deferred tax liabilities	29,509	36,463
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	721,544	1,041,004
Liabilities held for disposition	207,317	592,122
Total Liabilities	20,337,262	21,953,266
Redeemable noncontrolling interests:
Preferred	120,756	120,756
Common	92,037	111,608
Total Redeemable Noncontrolling Interests	212,793	232,364
Equity:
Total stockholders’ equity	9,366,806	10,079,102
Noncontrolling interests in consolidated real estate affiliates	97,288	102,647
Total Equity	9,464,094	10,181,749
Total Liabilities and Equity	$30,014,149	$32,367,379

(1) Presented in accordance with GAAP.

Proportionate Financial Schedules

FINANCIAL OVERVIEW

Overview, at share

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Core FFO (1)	$224,223	$223,231	$658,807	$650,318
Core FFO per share - diluted	$0.23	$0.68 (5)	$0.66	$2.00	(5)

Core FFO from Discontinued Operations	$3,509	$9,030	$17,639	$86,199
Discontinued Core FFO per share - diluted	$0.00	$0.03	$0.02	$0.26

FFO	$540,302	$(28,066)	$939,511	$344,304
FFO per share - diluted (2)	$0.21	$(0.09)	$0.62	$1.06

Core EBITDA (1)	$501,067	$491,270	$1,480,755	$1,490,602

Core NOI (1)	$548,947	$536,193	$1,623,620	$1,610,634

Dividends declared per common share (3)	$0.10	$—	$0.30	$—

Weighted average diluted common shares outstanding as of September 30th (4)	978,166	326,137	993,481	325,567

(1)          Refer to Page 7 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).

(2)          FFO per share excludes the effects of the warrant adjustment to FFO as the income has an anti-dilutive effect.

(3)          1st quarter declared dividend paid April 29, 2011, to shareholders of record on April 15, 2011.

2nd quarter declared dividend paid July 29, 2011, to shareholders of record on July 15, 2011.

3rd quarter declared dividend paid October 31, 2011, to shareholders of record on October 14, 2011.

(4)          Refer to Page 29 (Change in Total Common and Equivalent Shares).

(5)          Change in the per share amounts is primarily due to the issuance of approximately 644 million shares as part of the Plan Recapitalization.

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Three Months Ended September 30, 2011 and September 30, 2010

(In thousands)

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$429,678	$88,143	$517,821	$442,593	$86,840	$529,433
Tenant recoveries	209,352	34,773	244,125	204,158	35,430	239,588
Overage rents	13,632	2,411	16,043	9,365	953	10,318
Other, including noncontrolling interests	14,261	6,565	20,826	14,146	3,658	17,804
Total property revenues	666,923	131,892	798,815	670,262	126,881	797,143
Property operating expenses:
Real estate taxes	63,519	10,496	74,015	63,458	10,049	73,507
Property maintenance costs	24,909	4,421	29,330	23,830	4,172	28,002
Marketing	8,522	2,008	10,530	8,496	1,900	10,396
Other property operating costs	126,489	21,850	148,339	113,184	20,835	134,019
Provision for doubtful accounts	1,828	1,212	3,040	4,756	900	5,656
Total property operating expenses	225,267	39,987	265,254	213,724	37,856	251,580
NOI	$441,656	$91,905	$533,561	$456,538	$89,025	$545,563
Management fees and other corporate revenues	14,188	1,150	15,338	14,075	4,376	18,451
Property management and other costs	(48,917)	(5,517)	(54,434)	(40,847)	(7,910)	(48,757)
General and administrative	(17,290)	(1,625)	(18,915)	(9,370)	(5,115)	(14,485)
Preferred unit distributions	(2,336)	—	(2,336)	(2,336)	—	(2,336)
EBITDA before reorganization items	$387,301	$85,913	$473,214	$418,060	$80,376	$498,436
Provisions for impairment	—	—	—	(4,516)	—	(4,516)
Reorganization items	—	—	—	(84,349)	—	(84,349)
EBITDA	$387,301	$85,913	$473,214	$329,195	$80,376	$409,571
Depreciation on non-income producing assets	(2,268)	—	(2,268)	(2,428)	—	(2,428)
Interest income	687	1,644	2,331	210	1,869	2,079
Interest expense:
Default interest	(1,157)	1,266	109	(83,739)	(1,724)	(85,463)
Interest expense relating to extinguished debt	(1,374)	—	(1,374)	(64,722)	—	(64,722)
Mark-to-market adjustments on debt	2,518	2,923	5,441	(16,053)	2,038	(14,015)
Write-off of mark-to-market adjustments on extinguished debt	2,648	—	2,648	—	—	—
Debt extinguishment expenses	—	—	—	(8,850)	(31)	(8,881)
Interest on existing debt	(238,066)	(40,621)	(278,687)	(232,404)	(35,836)	(268,240)
Warrant adjustment	337,781	—	337,781	—	—	—
(Provision for) benefit from income taxes	(4,051)	(101)	(4,152)	3,778	(98)	3,680
Other FFO from noncontrolling interests	1,759	21	1,780	528	22	550
FFO from discontinued operations (1)	3,913	(434)	3,479	(1,291)	1,094	(197)
	489,691	50,611	540,302	(75,776)	47,710	(28,066)
Equity in FFO of Unconsolidated Properties	50,611	(50,611)	—	47,710	(47,710)	—
FFO (2)	$540,302	$—	$540,302	$(28,066)	$—	$(28,066)

(1)  Refer to Pages 32 and 33 (Discontinued Operations).

(2)  Refer to Page 8 (Non-Cash Revenue and Expenses Reflected in FFO).

Portfolio Results and Funds From Operations (FFO), at share

For the Nine Months Ended September 30, 2011 and September 30, 2010

(In thousands)

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$1,295,137	$260,559	$1,555,696	$1,329,183	$267,199	$1,596,382
Tenant recoveries	605,094	104,786	709,880	606,362	106,764	713,126
Overage rents	31,900	5,510	37,410	25,334	3,105	28,439
Other, including noncontrolling interests	41,925	11,891	53,816	44,105	9,691	53,796
Total property revenues	1,974,056	382,746	2,356,802	2,004,984	386,759	2,391,743
Property operating expenses:
Real estate taxes	195,348	32,646	227,994	191,985	32,837	224,822
Property maintenance costs	83,336	13,916	97,252	78,302	13,095	91,397
Marketing	22,637	5,057	27,694	20,903	4,366	25,269
Other property operating costs	343,121	59,814	402,935	333,066	59,853	392,919
Provision for doubtful accounts	3,617	2,942	6,559	13,502	2,987	16,489
Total property operating expenses	648,059	114,375	762,434	637,758	113,138	750,896
NOI	$1,325,997	$268,371	$1,594,368	$1,367,226	$273,621	$1,640,847
Management fees and other corporate revenues	43,775	3,909	47,684	48,063	14,226	62,289
Property management and other costs	(143,589)	(16,396)	(159,985)	(124,387)	(26,143)	(150,530)
General and administrative	(20,447)	(6,475)	(26,922)	(22,689)	(5,273)	(27,962)
Preferred unit distributions	(7,007)	—	(7,007)	(7,006)	—	(7,006)
EBITDA before provisions for impairment and reorganization items	$1,198,729	$249,409	$1,448,138	$1,261,207	$256,431	$1,517,638
Provisions for impairment	—	—	—	(15,573)	—	(15,573)
Reorganization items	—	—	—	(111,337)	—	(111,337)
EBITDA	$1,198,729	$249,409	$1,448,138	$1,134,297	$256,431	$1,390,728
Depreciation on non-income producing assets	(4,582)	—	(4,582)	(7,221)	—	(7,221)
Interest income	1,927	5,128	7,055	962	4,337	5,299
Interest expense:
Default interest	(59,923)	(1,034)	(60,957)	(83,739)	(1,724)	(85,463)
Interest expense relating to extinguished debt	(11,045)	—	(11,045)	(200,633)	—	(200,633)
Mark-to-market adjustments on debt	9,590	2,715	12,305	(37,258)	2,188	(35,070)
Write-off of mark-to-market adjustments on extinguished debt	47,465	—	47,465	—	—	—
Debt extinguishment expenses	(1,590)	(10)	(1,600)	(9,007)	(31)	(9,038)
Interest on existing debt	(711,126)	(118,969)	(830,095)	(725,510)	(115,778)	(841,288)
Warrant adjustment	319,460	—	319,460	—	—	—
(Provision for) benefit from income taxes	(8,267)	(280)	(8,547)	(1,444)	82	(1,362)
Other FFO from noncontrolling interests	5,610	64	5,674	2,865	61	2,926
FFO from discontinued operations (1)	16,131	109	16,240	77,509	47,917	125,426
	802,379	137,132	939,511	150,821	193,483	344,304
Equity in FFO of Unconsolidated Properties	137,132	(137,132)	—	193,483	(193,483)	—
FFO (2)	$939,511	$—	$939,511	$344,304	$—	$344,304

(1)  Refer to Pages 32 and 33 (Discontinued Operations).

(2)  Refer to Page 8 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Core NOI Summary, at share

(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2011	September 30, 2010	Percentage Change	September 30, 2011	September 30, 2010	Percentage Change

GGP Malls	$485,952	$474,750	2.4%	$1,433,384	$1,403,934	2.1%
Rouse Properties (1)	37,274	39,343	(5.3)%	112,402	118,510	(5.2)%
GGP Malls & Rouse Properties	523,226	514,093	1.8%	1,545,786	1,522,444	1.5%
Office, Strip Centers, International & Other	22,843	18,190	25.6%	66,989	64,263	4.2%
Termination Fees	2,878	3,910	(26.4)%	10,845	23,927	(54.7)%
Core NOI	$548,947	$536,193	2.4%	$1,623,620	$1,610,634	0.8%

(1)          Rouse Properties Core NOI does not include certain allocations necessary to represent Rouse Properties on a stand-alone basis as presented in other filings.

FINANCIAL OVERVIEW

Reconciliation of Core NOI, Core EBITDA, and Core FFO, at share

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
NOI	$533,561	$545,563	$1,594,368	$1,640,847
Core NOI adjustments:
Straight-line rent (1)	(31,088)	(10,503)	(93,335)	(32,746)
Above- and below-market tenant leases, net (1)	43,246	(1,451)	112,875	(5,103)
Above- and below-market ground rent expense, net (1)	1,650	1,603	4,978	4,693
Real estate tax stabilization agreement	1,578	981	4,734	2,943
Total Core NOI adjustments	15,386	(9,370)	29,252	(30,213)
Core NOI	$548,947	$536,193	$1,623,620	$1,610,634

EBITDA	$473,214	$409,571	$1,448,138	$1,390,728
Core NOI adjustments	15,386	(9,370)	29,252	(30,213)
Above- and below-market building rent, net (1)	(424)	—	(1,272)	—
Provisions for impairment	—	4,516	—	15,573
Reorganization items (2)	—	84,349	—	111,337
Rouse spin, severance, and other costs	8,649	690	19,894	6,730
Management and administrative costs, net (3)	4,242	1,514	(15,257)	(3,553)
Total Core EBITDA adjustments	27,853	81,699	32,617	99,874
Core EBITDA	$501,067	$491,270	$1,480,755	$1,490,602

FFO	$540,302	$(28,066)	$939,511	$344,304
Core EBITDA adjustments	27,853	81,699	32,617	99,874
FFO from discontinued operations	(3,479)	197	(16,240)	(125,426)
Default interest	(109)	85,463	60,957	85,463
Interest expense relating to extinguished debt	1,374	64,722	11,045	200,633
Write-off of mark-to-market adjustments on extinguished debt	(2,648)	—	(47,465)	—
Debt extinguishment expenses	—	8,881	1,600	9,038
Mark-to-market adjustments on debt	(5,441)	14,015	(12,305)	35,070
Warrant adjustment	(337,781)	—	(319,460)	—
(Provision for) benefit from income taxes	4,152	(3,680)	8,547	1,362
Total FFO adjustments	(316,079)	251,297	(280,704)	306,014
Core FFO	$224,223	$223,231	$658,807	$650,318
Core FFO per share - diluted	$0.23	$0.68	$0.66	$2.00

(1)             These items were impacted by the effects of acquisition accounting as of November 9, 2010.

(2)             Reorganization items reflect bankruptcy-related activity, including gains/losses on liabilities subject to compromise, interest income, U.S. Trustee fees, and other restructuring costs incurred during the Chapter 11 cases from April 16, 2009 to November 9, 2010.

(3)             Refer to Pages 10 and 11 (Management and Administrative Costs, net).

FINANCIAL OVERVIEW

Non-Cash Revenue and Expenses Reflected in FFO, at share

(In thousands)

	Consolidated Properties	Unconsolidated Properties	Consolidated Properties	Unconsolidated Properties
	Three Months Ended September 30, 2011		Three Months Ended September 30, 2010
Minimum rents:
Above- and below-market tenant leases, net	$(37,950)	$(5,296)	$1,606	$(155)
Straight-line rent	24,634	6,454	7,543	2,960
Real estate taxes:
Real estate tax stabilization agreement	(1,578)	—	(981)	—
Other property operating costs:
Non-cash ground rent expense	(1,492)	(158)	(1,353)	(250)
Property management and other costs:
Above- and below-market building rent, net	424	—	—	—
Non-cash stock compensation expense	(1,210)	—	(2,353)	—
General and administrative:
Non-cash stock compensation expense	(3,858)	—	(221)	—
Provisions for impairment	—	—	(4,516)	—
Interest expense:
Mark-to-market adjustments on debt	2,518	2,923	(16,053)	2,038
Amortization of deferred finance costs	(790)	(276)	(2,379)	(493)
Amortization of discount on exchangeable notes	—	—	(7,329)	—
Termination of interest rate swaps	—	—	(596)	—
Debt extinguishment costs	—	—	(8,850)	(31)
Write-off of mark-to-market adjustments on extinguished debt	2,648	—	—	—
Warrant adjustment	337,781	—	—	—
Non-cash reorganization items	—	—	(54,608)	—
Totals	$321,127	$3,647	$(90,090)	$4,069

	Nine Months Ended September 30, 2011		Nine Months Ended September 30, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(97,241)	$(15,634)	$5,179	$(76)
Straight-line rent	75,675	17,660	24,872	7,874
Real estate taxes:
Real estate tax stabilization agreement	(4,734)	—	(2,943)	—
Other property operating costs:
Non-cash ground rent expense	(4,498)	(480)	(4,051)	(642)
Property management and other costs:
Above- and below-market building rent, net	1,272	—	—	—
Non-cash stock compensation expense	(4,190)	—	(7,642)	—
General and administrative:
Non-cash stock compensation expense	(10,397)	—	(2,071)	—
Provisions for impairment	—	—	(15,573)	—
Interest expense:
Mark-to-market adjustments on debt	9,590	2,715	(37,258)	2,188
Amortization of deferred finance costs	(1,925)	(662)	(18,416)	(1,273)
Amortization of discount on exchangeable notes	—	—	(21,619)	—
Termination of interest rate swaps	—	—	(9,636)	—
Debt extinguishment costs	(1,590)	(10)	(9,007)	(31)
Write-off of mark-to-market adjustments on extinguished debt	47,465	—	—	—
Warrant adjustment	319,460	—	—	—
Non-cash reorganization items	—	—	101,945	—
Totals	$328,887	$3,589	$3,780	$8,040

FINANCIAL OVERVIEW

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$533,561	$545,563	$1,594,368	$1,640,847
Unconsolidated Properties	(91,905)	(89,025)	(268,371)	(273,621)
Consolidated Properties	441,656	456,538	1,325,997	1,367,226
Management fees and other corporate revenues	14,188	14,075	43,775	48,063
Property management and other costs	(48,917)	(40,847)	(143,589)	(124,387)
General and administrative	(17,290)	(9,370)	(20,447)	(22,689)
Provisions for impairment	—	(4,516)	—	(15,573)
Depreciation and amortization	(250,507)	(163,126)	(745,225)	(489,939)
Noncontrolling interest in NOI of Consolidated Properties	3,665	3,093	9,710	9,115
Operating income	$142,795	$255,847	$470,221	$771,816

Reconciliation of EBITDA to GAAP Net Income (Loss) Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$473,214	$409,571	$1,448,138	$1,390,728
Unconsolidated Properties	(85,913)	(80,376)	(249,409)	(256,431)
Consolidated Properties	387,301	329,195	1,198,729	1,134,297
Preferred unit distributions	2,336	2,336	7,007	7,006
Depreciation and amortization	(250,507)	(163,126)	(745,225)	(489,939)
Noncontrolling interest in NOI of Consolidated Properties	3,665	3,093	9,710	9,115
Interest income	687	210	1,927	962
Interest expense	(235,431)	(405,768)	(726,629)	(1,056,147)
Warrant adjustment	337,781	—	319,460	—
Provision for income taxes	(4,051)	3,778	(8,267)	(1,444)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	9,833	8,567	(2,534)	54,047
Discontinued operations	4,957	(12,054)	7,300	46,572
Allocation to noncontrolling interests	(4,521)	2,584	(6,812)	(1,525)
Net income (loss) attributable to common stockholders	$252,050	$(231,185)	$54,666	$(297,056)

Reconciliation of FFO to GAAP Net Income (Loss) Attributable to Common Stockholders
FFO:
Pro Rata basis	$540,302	$(28,066)	$939,511	$344,304
Unconsolidated Properties	—	—	—	—
Consolidated Properties	540,302	(28,066)	939,511	344,304
Depreciation and amortization of capitalized real estate costs	(292,443)	(196,147)	(885,685)	(587,658)
Gain on sales of investment properties	5,799	768	8,423	(18,675)
Noncontrolling interests in depreciation of Consolidated Properties	1,561	1,734	5,575	3,696
Redeemable noncontrolling interests	(1,810)	5,324	(386)	6,836
Depreciation and amortization of discontinued operations	(1,359)	(14,798)	(12,772)	(45,559)
Net income (loss) attributable to common stockholders	$252,050	$(231,185)	$54,666	$(297,056)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income (Loss) Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$91,905	$89,025	$268,371	$273,621
Net property management fees and costs	(4,367)	(3,534)	(12,487)	(11,917)
Net interest expense	(34,788)	(33,684)	(112,170)	(111,008)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(1,705)	(5,191)	(6,691)	(5,130)
FFO of discontinued Unconsolidated Properties	(434)	1,094	109	47,917
FFO of Unconsolidated Properties	50,611	47,710	137,132	193,483
Depreciation and amortization of capitalized real estate costs	(44,229)	(38,193)	(146,332)	(113,022)
Other, including gain on sales of investment properties	3,451	(950)	6,666	(26,414)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	$9,833	$8,567	$(2,534)	$54,047

FINANCIAL OVERVIEW

Management and Administrative Costs, Net, at share

For the Three Months Ended September 30, 2011 and September 30, 2010

(in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2011			September 30, 2010
		Less Core			Less Core
	Total	Adjustments (2)	Core	Total	Adjustments (2)	Core
Management fees and other corporate revenues (1)
Consolidated	$14,188	$(11)	$14,177	$14,075	$(196)	$13,879
Unconsolidated	1,150	—	1,150	4,376	(2,754)	1,622
Management fees and other corporate revenues	15,338	(11)	15,327	18,451	(2,950)	15,501
Reclassification of our share of the Unconsolidated management fee expense earned by the Company from below (3)	(5,517)	—	(5,517)	(5,347)	—	(5,347)
Management fees and other corporate revenues, net (1)	$9,821	$(11)	$9,810	$13,104	$(2,950)	$10,154

Property management and other costs
Consolidated	$(48,917)	$6,683	$(42,234)	$(40,847)	$1,356	$(39,491)
Unconsolidated	(5,517)	—	(5,517)	(7,910)	2,634	(5,276)
Property management and other costs	$(54,434)	$6,683	$(47,751)	$(48,757)	$3,990	$(44,767)
Reclassification of our share of the Unconsolidated management fee expense earned by the Company to above (3)	5,517	—	5,517	5,347	—	5,347
Property management and other costs, net	$(48,917)	$6,683	$(42,234)	$(43,410)	$3,990	$(39,420)

General and administrative
Consolidated (4)	$(17,290)	$5,795	$(11,495)	$(9,370)	$—	$(9,370)
Unconsolidated	(1,625)	—	(1,625)	(5,115)	1,164	(3,951)
General and administrative	$(18,915)	$5,795	$(13,120)	$(14,485)	$1,164	$(13,321)

Management and Administrative Costs, Net	$(58,011)	$12,467	$(45,544)	$(44,791)	$2,204	$(42,587)

(1)  Management and other corporate revenues are net of our share of management fee expense that is charged to the Unconsolidated Real Estate Affiliates.

(2)  Core adjustments primarily include revenues and expenses from our interest in our Turkey joint venture which was sold in the third quarter of 2010, 110 N. Wacker above-market lease amortization, post-emergence bankruptcy related items, severance costs and costs related to the spin-off of Rouse Properties, Inc.

(3)  Represents our share of the management fees charged by the company to the domestic Unconsolidated Real Estate Affiliates.

(4)  Non-comparable general and administrative includes bankruptcy related items, including the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal fees and professional fees.

FINANCIAL OVERVIEW

Management and Administrative Costs, Net, at share

For the Nine Months Ended September 30, 2011 and September 30, 2010

(in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2011			September 30, 2010
		Less Core			Less Core
	Total	Adjustments (2)	Core	Total	Adjustments (2)	Core
Management fees and other corporate revenues (1)
Consolidated	$43,775	$(412)	$43,363	$48,063	$(3,089)	$44,974
Unconsolidated	3,909	—	3,909	14,226	(8,990)	5,236
Management fees and other corporate revenues	47,684	(412)	47,272	62,289	(12,079)	50,210
Reclassification of our share of the Unconsolidated management fee expense earned by the Company from below (3)	(16,442)	—	(16,442)	(16,441)	—	(16,441)
Management fees and other corporate revenues, net (1)	$31,242	$(412)	$30,830	$45,848	$(12,079)	$33,769

Property management and other costs
Consolidated	$(143,589)	$17,079	$(126,510)	$(124,387)	$8,487	$(115,900)
Unconsolidated	(16,396)	—	(16,396)	(26,143)	8,888	(17,255)
Property management and other costs	$(159,985)	$17,079	$(142,906)	$(150,530)	$17,375	$(133,155)
Reclassification of our share of the Unconsolidated management fee expense earned by the Company to above (3)	16,442	—	16,442	16,441	—	16,441
Property management and other costs, net	$(143,543)	$17,079	$(126,464)	$(134,089)	$17,375	$(116,714)

General and administrative
Consolidated (4)	$(20,447)	$(13,303)	$(33,750)	$(22,689)	$—	$(22,689)
Unconsolidated	(6,475)	—	(6,475)	(5,273)	(2,119)	(7,392)
General and administrative	$(26,922)	$(13,303)	$(40,225)	$(27,962)	$(2,119)	$(30,081)

Management and Administrative Costs, Net	$(139,223)	$3,364	$(135,859)	$(116,203)	$3,177	$(113,026)

(1)  Management and other corporate revenues are net of our share of management fee expense that is charged to the Unconsolidated Real Estate Affiliates.

(2)  Core adjustments primarily include revenues and expenses from our third party management division which was sold in the second quarter of 2010 and from our interest in our Turkey joint venture which was sold in the third quarter of 2010, 110 N. Wacker above-market lease amortization, post-emergence bankruptcy related items, severance costs and costs related to the spin-off of Rouse Properties, Inc.

(3)  Represents our share of the management fees charged by the company to the domestic Unconsolidated Real Estate Affiliates.

(4)  Non-comparable general and administrative includes bankruptcy related items, including the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal fees and professional fees.

FINANCIAL OVERVIEW

Proportionate Balance Sheet, at share

(In thousands)

	As of September 30, 2011
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,655,918	$(23,933)	$4,631,985	$668,532	$5,300,517
Buildings and equipment	19,818,945	(155,332)	19,663,613	5,015,300	24,678,913
Less accumulated depreciation	(784,006)	21,362	(762,644)	(147,731)	(910,375)
Developments in progress	126,155	(499)	125,656	27,244	152,900
Net property and equipment	23,817,012	(158,402)	23,658,610	5,563,345	29,221,955
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,072,302	—	3,072,302	(3,072,302)	—
Net investment in real estate	26,889,314	(158,402)	26,730,912	2,491,043	29,221,955
Cash and cash equivalents	492,689	(5,574)	487,115	168,989	656,104
Accounts and notes receivable, net	184,595	(2,957)	181,638	71,532	253,170
Deferred expenses, net	167,949	(8,974)	158,975	62,074	221,049
Prepaid expenses and other assets	2,003,084	(6,657)	1,996,427	263,292	2,259,719
Assets held for disposition	276,518	—	276,518	43,573	320,091
Total assets	$30,014,149	$(182,564)	$29,831,585	$3,100,503	$32,932,088

Liabilities:
Mortgages, notes and loans payable	$17,235,603	$(81,484)	$17,154,119	$2,765,478	$19,919,597
Accounts payable and accrued expenses	1,633,339	(3,792)	1,629,547	264,633	1,894,180
Deferred tax liabilities	29,509	—	29,509	—	29,509
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	721,544	—	721,544	—	721,544
Liabilities held for disposition	207,317	—	207,317	70,392	277,709
Total liabilities	20,337,262	(85,276)	20,251,986	3,100,503	23,352,489

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756	—	120,756
Common	92,037	—	92,037	—	92,037
Total redeemable noncontrolling interests	212,793	—	212,793	—	212,793

Redeemable Preferred Stock	—	—	—	—	—

Equity:
Common stock	9,339	—	9,339	—	9,339
Additional paid-in capital	10,394,958	—	10,394,958	—	10,394,958
Retained earnings (accumulated deficit)	(994,906)	—	(994,906)	—	(994,906)
Accumulated other comprehensive income	(42,585)	—	(42,585)	—	(42,585)
Total stockholders’ equity	9,366,806	—	9,366,806	—	9,366,806
Noncontrolling interests in consolidated real estate affiliates	97,288	(97,288)	—	—	—
Total equity	9,464,094	(97,288)	9,366,806	—	9,366,806
Total liabilities and equity	$30,014,149	$(182,564)	$29,831,585	$3,100,503	$32,932,088

(1)  Presented in accordance with GAAP.

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1)

As of September 30, 2011 (in thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2011	2012	2013	2014	2015	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.44%	$13,093,773	5.3	$78	$848,284	$336,222	$2,364,375	$1,104,554	$6,801,832	$11,455,345
Property Level Unconsolidated	5.41%	2,662,543	3.2	683,377	734,666	207,819	68,211	153,841	665,864	2,513,778
Corporate Consolidated (2)	6.73%	1,676,683	2.4	—	349,472	691,840	—	609,261	—	1,650,573
Total Fixed Rate	5.56%	$17,432,999	4.7	$683,455	$1,932,422	$1,235,881	$2,432,586	$1,867,656	$7,467,696	$15,619,696

Variable Rate
Property Level Consolidated	3.36%	$2,389,750	5.0	$—	$—	$—	$45,057	$—	$2,047,608	$2,092,665
Junior Subordinated Notes Due 2041	1.72%	206,200	29.6	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.23%	$2,595,950	7.0	$—	$—	$—	$45,057	$—	$2,253,808	$2,298,865

Total	5.26%	$20,028,949	5.0	$683,455	$1,932,422	$1,235,881	$2,477,643	$1,867,656	$9,721,504	$17,918,561

			Total Amortization	$81,592	$325,904	$369,088	$318,518	$292,329	$722,958	$2,110,387

					Total Maturities and Amortization (3). (4)					$20,028,949

(1)     Excludes 70 Columbia Corporate Center as this asset will be transferred to the lender.

(2)     Comprised primarily of the Rouse Notes of $1.65B.

(3)     Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$20,028,949
Special improvement districts	386
Market rate adjustments, net	(39,007)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	116,303
70 Columbia Corporate Center	19,166
Total	$19,919,597

(4)     Reflects maturities and amortization for periods subsequent to September 30, 2011.

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail as of September 30, 2011, at share (1), (2)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	GGP Own %	Balance	Maturity Year	at Maturity	Coupon Rate	as of 09/30/2011	2011	2012	2013	2014	2015	Subsequent
Fixed Rate

Consolidated Property Level
Owings Mills Office	65%	$233	2011	$78	8.50%	No	$155	$—	$—	$—	$—	$—
Provo Towne Center	75%	39,432	2012	39,130	5.75%	No	150	152	—	—	—	—
Spokane Valley Mall	75%	39,432	2012	39,130	5.75%	No	150	152	—	—	—	—
The Mall in Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
The Shoppes at Buckland Hills	100%	157,481	2012	154,958	4.92%	No	838	1,685	—	—	—	—
The Streets at Southpoint	94%	217,278	2012	215,066	5.36%	No	1,099	1,113	—	—	—	—
Lakeland Square	100%	52,182	2013	49,647	5.12%	No	305	1,247	983	—	—	—
Meadows Mall	100%	97,834	2013	93,631	5.45%	No	552	2,255	1,396	—	—	—
Pembroke Lakes Mall	100%	123,186	2013	118,449	4.94%	No	768	3,136	833	—	—	—
Senate Plaza	100%	11,408	2013	10,956	5.71%	No	62	254	136	—	—	—
West Oaks	100%	66,423	2013	63,539	5.25%	No	379	1,548	957	—	—	—
Bayside Marketplace	100%	76,930	2014	74,832	7.50%	No	216	906	976	—	—	—
Bayside Marketplace (Bond)	100%	3,575	2014	—	5.75%	No	—	1,130	1,190	1,255	—	—
Cumberland Mall	100%	102,000	2014	99,219	7.50%	No	286	1,201	1,294	—	—	—
Eden Prairie Center	100%	75,708	2014	70,061	4.67%	No	457	1,863	1,963	1,364	—	—
Fashion Place	100%	138,416	2014	130,124	5.30%	No	681	2,774	3,825	1,012	—	—
Fort Union	100%	2,477	2014	2,180	4.40%	No	32	130	135	—	—	—
Governor's Square	100%	73,035	2014	71,043	7.50%	No	205	860	927	—	—	—
Jordan Creek Town Center (3)	100%	176,342	2014	164,537	4.57%	Yes - Partial	1,032	4,206	5,628	939	—	—
Lansing Mall	100%	21,148	2014	16,593	9.35%	No	352	1,482	1,770	951	—	—
Mall St. Matthews	100%	137,618	2014	129,452	4.81%	No	773	3,149	4,244	—	—	—
Newgate Mall	100%	38,859	2014	36,028	4.84%	No	237	968	1,288	338	—	—
Newpark Mall	100%	65,281	2014	60,487	7.45%	No	338	1,391	1,886	1,179	—	—
North Point Mall	100%	207,179	2014	195,971	5.48%	No	958	3,905	5,444	901	—	—
Oak View Mall	100%	81,799	2014	79,569	7.50%	No	230	963	1,037	—	—	—
Oakwood Center (3)	100%	46,927	2014	45,057	4.38%	Yes - Full	151	609	653	459	—	—
Pecanland Mall	100%	53,281	2014	48,586	4.28%	No	501	2,048	2,146	—	—	—
Prince Kuhio Plaza (3)	100%	35,416	2014	32,793	3.45%	Yes - Partial	254	1,032	1,337	—	—	—
Rogue Valley Mall	100%	25,294	2014	23,607	7.85%	No	123	505	690	369	—	—
Southland (CA)	100%	76,241	2014	70,709	3.62%	No	535	2,172	2,825	—	—	—
Steeplegate Mall (3)	100%	74,120	2014	68,271	4.94%	Yes - Partial	420	1,714	2,306	1,409	—	—
Crossroads Center (MN)	100%	80,089	2014	75,156	4.73%	No	468	1,909	2,556	—	—	—
The Gallery at Harborplace	100%	62,013	2014	58,024	7.89%	No	301	1,237	1,692	759	—	—
The Grand Canal Shoppes	100%	374,004	2014	346,723	4.78%	No	2,195	8,951	11,980	4,155	—	—
Town East Mall	100%	98,688	2014	91,387	3.46%	No	707	2,872	3,722	—	—	—
Tucson Mall	100%	114,380	2014	106,556	4.26%	No	750	3,055	4,019	—	—	—
Visalia Mall	100%	37,962	2014	34,264	3.78%	No	397	1,617	1,684	—	—	—
West Valley Mall	100%	51,325	2014	46,164	3.43%	No	555	2,260	2,346	—	—	—
Woodbridge Center	100%	196,962	2014	181,464	4.24%	No	1,210	4,923	6,535	2,830	—	—
Woodlands Village	100%	6,271	2014	5,518	4.40%	No	80	329	344	—	—	—
10000 West Charleston	100%	20,781	2015	19,016	7.88%	No	114	478	517	559	97	—
Boise Towne Plaza	100%	10,331	2015	9,082	4.70%	No	65	267	354	371	192	—
Burlington Town Center	100%	25,353	2015	23,360	5.03%	No	98	398	575	605	317	—
Coastland Center	100%	114,908	2015	110,204	7.50%	No	323	1,353	1,458	1,570	—	—
Coral Ridge Mall	100%	86,668	2015	83,120	7.50%	No	243	1,020	1,100	1,185	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail as of September 30, 2011, at share (1), (2)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	GGP Own %	Balance	Maturity Year	at Maturity	Coupon Rate	as of 09/30/2011	2011	2012	2013	2014	2015	Subsequent
Hulen Mall	100%	107,756	2015	96,621	5.03%	No	588	2,396	3,246	3,415	1,490	—
Lynnhaven Mall	100%	226,426	2015	203,367	5.05%	No	1,180	4,809	6,562	6,906	3,602	—
North Star Mall	100%	220,647	2015	199,315	4.43%	No	1,318	5,368	7,159	7,487	—	—
Paramus Park	100%	99,385	2015	90,242	4.86%	No	524	2,136	2,258	2,371	1,854	—
Peachtree Mall	100%	85,593	2015	77,085	5.08%	No	447	1,821	2,484	2,615	1,141	—
Regency Square Mall	100%	87,844	2015	75,797	3.59%	No	649	2,637	3,408	3,534	1,819	—
The Shops at La Cantera	75%	124,169	2015	117,345	5.95%	No	409	1,699	1,803	1,913	1,000	—
Baybrook Mall	100%	165,546	2016	156,329	7.50%	No	465	1,949	2,100	2,263	2,440	—
Bayshore Mall	100%	29,523	2016	24,820	7.13%	No	168	704	931	999	1,073	828
Brass Mill Center	100%	114,208	2016	93,347	4.55%	No	1,037	4,240	4,454	4,664	4,884	1,582
Collin Creek	100%	63,937	2016	54,423	6.78%	No	351	1,439	1,941	2,079	2,226	1,478
Coronado Center	100%	161,262	2016	135,704	5.08%	No	842	3,433	4,683	4,930	5,189	6,481
Eastridge (WY )	100%	37,353	2016	31,252	5.08%	No	202	824	1,118	1,177	1,239	1,541
Glenbrook Square	100%	169,154	2016	141,976	4.91%	No	901	3,670	4,989	5,243	5,510	6,865
Harborplace	100%	48,933	2016	44,547	5.79%	No	164	664	992	1,052	1,115	399
Lakeside Mall	100%	170,840	2016	144,451	4.28%	No	1,044	4,248	5,644	5,894	6,155	3,404
Lincolnshire Commons	100%	27,451	2016	24,702	5.98%	No	88	356	538	572	607	588
Pine Ridge Mall	100%	25,184	2016	21,071	5.08%	No	136	556	754	794	835	1,038
Red Cliffs Mall	100%	23,936	2016	20,026	5.08%	No	130	528	716	754	794	988
Ridgedale Center	100%	169,857	2016	143,918	4.86%	No	928	3,783	5,121	5,379	5,650	5,078
The Maine Mall	100%	206,246	2016	172,630	4.84%	No	1,119	4,557	6,176	6,486	6,811	8,467
The Parks at Arlington	100%	171,389	2016	161,847	7.50%	No	481	2,018	2,174	2,343	2,525	1
Three Rivers Mall	100%	20,504	2016	17,155	5.08%	No	111	453	614	646	680	845
Valley Hills Mall	100%	53,928	2016	46,302	4.73%	No	325	1,324	1,765	1,851	1,942	419
Valley Plaza Mall	100%	89,483	2016	75,790	3.90%	No	634	2,580	3,356	3,491	3,632	—
Vista Ridge Mall	100%	76,234	2016	64,660	6.87%	No	466	1,947	2,552	2,733	2,926	950
Washington Park Mall	100%	11,539	2016	9,988	5.35%	No	63	257	348	367	387	129
White Marsh Mall	100%	183,251	2016	163,196	5.62%	No	656	2,718	3,933	4,159	4,399	4,190
Willowbrook Mall	100%	151,399	2016	129,580	6.82%	No	824	3,384	4,567	4,894	5,243	2,907
Augusta Mall	100%	171,026	2017	145,438	5.49%	No	607	2,461	3,627	3,834	4,053	11,006
Beachwood Place	100%	230,950	2017	190,177	5.60%	No	1,041	4,243	5,944	6,290	6,656	16,599
Columbia Mall	100%	88,261	2017	77,540	6.05%	No	279	1,130	1,713	1,821	1,935	3,843
Eastridge (CA) (3)	100%	166,531	2017	144,105	5.79%	Yes - Partial	555	2,249	3,364	3,566	3,781	8,911
Four Seasons Town Centre	100%	93,644	2017	72,094	5.60%	No	761	3,126	3,324	3,517	3,722	7,100
Knollwood Mall	100%	38,279	2017	31,113	5.35%	No	187	761	1,051	1,109	1,171	2,887
Mall of Louisiana	100%	226,170	2017	192,116	5.81%	No	849	3,450	5,023	5,326	5,647	13,759
Market Place Shopping Center	100%	103,952	2017	91,325	6.05%	No	329	1,331	2,017	2,144	2,279	4,527
Oglethorpe Mall	100%	134,905	2017	115,990	4.89%	No	721	2,937	3,105	3,262	3,428	5,462
Sikes Senter	100%	58,697	2017	48,194	5.20%	No	301	1,225	1,677	1,768	1,863	3,669
Stonestown Galleria	100%	211,941	2017	183,227	5.79%	No	692	2,801	4,213	4,467	4,736	11,805
Tysons Galleria	100%	249,482	2017	214,755	5.72%	No	846	3,428	5,107	5,411	5,734	14,201
10450 West Charleston Blvd	100%	3,701	2019	53	6.84%	No	98	409	438	469	502	1,732
Ala Moana Center (3)	100%	1,306,814	2018	1,094,579	5.59%	Yes - Partial	6,658	27,177	28,966	30,650	32,432	86,352
Fallbrook Center	100%	83,388	2018	71,473	6.14%	No	259	1,049	1,596	1,698	1,807	5,506
River Hills Mall	100%	78,483	2018	67,269	6.14%	No	244	987	1,502	1,598	1,700	5,183
Sooner Mall	100%	58,862	2018	50,452	6.14%	No	183	740	1,127	1,199	1,275	3,886
The Boulevard Mall	100%	101,436	2018	72,881	4.27%	No	683	2,781	3,647	3,808	3,977	13,659
The Gallery at Harborplace - Other	100%	12,671	2018	3,374	6.05%	No	383	1,592	1,099	1,167	1,239	3,817

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail as of September 30, 2011, at share (1), (2)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	GGP Own %	Balance	Maturity Year	at Maturity	Coupon Rate	as of 09/30/2011	2011	2012	2013	2014	2015	Subsequent
Bellis Fair	100%	94,200	2019	82,395	5.23%	No	318	1,287	1,371	1,446	1,524	5,859
Park City Center	100%	196,389	2019	172,224	5.34%	No	649	2,624	2,800	2,955	3,119	12,018
Southlake Mall	100%	98,222	2019	77,877	6.44%	No	287	1,160	1,792	1,913	2,042	13,151
Deerbrook Mall	100%	153,177	2021	127,934	5.25%	No	521	2,108	2,246	2,368	2,497	15,503
Fashion Show - Other (3)	100%	5,610	2021	1,577	6.06%	Yes - Full	73	302	322	342	364	2,630
Fox River Mall	100%	186,435	2021	156,373	5.46%	No	601	2,430	2,597	2,745	2,901	18,788
Northridge Fashion Center	100%	249,613	2021	207,503	5.10%	No	875	3,542	3,766	3,965	4,175	25,787
Oxmoor Center	100%	94,707	2021	79,217	5.37%	No	311	1,258	1,342	1,417	1,497	9,665
Park Place	100%	199,151	2021	165,815	5.18%	No	683	2,763	2,941	3,099	3,266	20,584
Providence Place	100%	379,547	2021	320,526	5.65%	No	1,183	4,782	5,125	5,426	5,745	36,760
Rivertown Crossings	100%	168,367	2021	141,356	5.52%	No	538	2,177	2,329	2,462	2,604	16,901
Westlake Center - Other	99%	2,413	2021	2,413	12.08%	No	—	—	—	—	—	—
Boise Towne Square	100%	140,000	2023	106,372	4.79%	No	350	2,162	2,268	2,379	2,495	23,974
Staten Island Mall	100%	272,570	2023	206,942	4.77%	No	1,029	4,241	4,448	4,665	4,893	46,352
The Woodlands	100%	269,030	2023	207,058	5.04%	No	982	4,056	4,265	4,485	4,716	43,468
Providence Place - Other	100%	43,652	2028	2,381	7.75%	No	645	1,371	1,480	1,597	1,724	34,454
Provo Towne Center - Other (3)	75%	2,250	2095	—	10.00%	Yes - Full	—	—	—	—	—	2,250
Consolidated Property Level		$13,093,773		$11,455,345	5.44%		$60,716	$241,857	$288,769	$237,589	$209,273	$600,226

Unconsolidated Property Level
First Colony Mall	50%	$90,877	2011	$90,877	5.63%	No	$—	$—	$—	$—	$—	$—
Galleria at Tyler	50%	125,000	2011	125,000	5.31%	No	—	—	—	—	—	—
Natick Mall	50%	175,000	2011	175,000	5.65%	No	—	—	—	—	—	—
Natick West	50%	70,000	2011	70,000	5.45%	No	—	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2011	70,000	5.57%	No	—	—	—	—	—	—
Riverchase Galleria	50%	152,500	2011	152,500	5.65%	No	—	—	—	—	—	—
Clackamas Town Center	50%	100,000	2012	100,000	6.05%	No	—	—	—	—	—	—
Florence Mall	71%	65,041	2012	63,783	4.95%	No	340	918	—	—	—	—
Glendale Galleria	50%	180,929	2012	177,133	4.93%	No	944	2,852	—	—	—	—
Oakbrook Center	47%	96,010	2012	93,427	5.12%	No	633	1,950	—	—	—	—
Park Meadows	35%	126,000	2012	126,000	5.96%	No	—	—	—	—	—	—
Stonebriar Centre	50%	79,081	2012	76,785	5.23%	No	486	1,810	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Bridgewater Commons	35%	44,608	2013	43,143	5.27%	No	285	1,180	—	—	—	—
Plaza Frontenac	55%	29,050	2013	28,283	7.00%	No	83	346	338	—	—	—
Towson Town Center	35%	62,428	2013	61,393	3.86%	No	139	585	311	—	—	—
Carolina Place	50%	73,712	2014	68,211	4.60%	No	586	2,396	2,519	—	—	—
Alderwood	50%	128,147	2015	120,409	6.65%	No	447	1,864	1,991	2,128	1,308	—
Quail Springs Mall	50%	35,961	2015	33,432	6.74%	No	155	632	684	732	326	—
Center Pointe Plaza	50%	6,464	2017	5,570	6.31%	No	37	150	161	171	183	192
Saint Louis Galleria	74%	166,710	2017	139,096	4.86%	No	896	3,650	4,954	5,203	5,465	7,446
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	—	—	401	8,397
Kenwood Towne Centre	70%	162,882	2020	137,191	5.37%	No	551	2,232	2,383	2,517	2,659	15,349
Water Tower Place	52%	101,858	2020	83,842	4.85%	No	402	1,657	1,739	1,825	1,915	10,478
Village of Merrick Park	40%	73,644	2021	62,398	5.73%	No	227	917	984	1,043	1,105	6,970
Willowbrook Mall	50%	106,910	2021	88,965	5.13%	No	372	1,507	1,603	1,688	1,778	10,997

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail as of September 30, 2011, at share (1), (2)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	GGP Own %	Balance	Maturity Year	at Maturity	Coupon Rate	as of 09/30/2011	2011	2012	2013	2014	2015	Subsequent
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Lake Mead & Buffalo	50%	2,574	2023	27	7.20%	No	35	146	157	168	181	1,860
The Trails Village Center	50%	7,124	2023	78	8.21%	No	90	380	412	447	485	5,232
Unconsolidated Property Level		$2,662,543		$2,513,778	5.41%		$6,708	$25,172	$18,236	$15,922	$15,806	$66,921

Total Fixed - Property Level		$15,756,316		$13,969,123	5.43%		$67,424	$267,029	$307,005	$253,511	$225,079	$667,147

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	349,472	2012	349,472	7.20%	No (4)	—	—	—	—	—	—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	No (4)	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (4)	—	—	—	—	—	—
Arizona Two (HHC) (3)	100%	26,683	2015	573	4.41%	Yes - Full	1,435	5,902	6,167	6,445	6,161	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (4)	—	—	—	—	—	—
Consolidated Corporate		$1,676,683		$1,650,573	6.73%		$1,435	$5,902	$6,167	$6,445	$6,161	$—

Total Fixed Rate Debt		$17,432,999		$15,619,696	5.56%		$68,859	$272,931	$313,172	$259,956	$231,240	$667,147

Variable Rate

Consolidated Property Level
Oakwood Center (3)	100%	$46,927	2014	$45,057	Libor + 225bps	Yes - Full	$150	$608	$653	$459	$—	$—
Animas Valley Mall (3)	100%	43,780	2016	38,695	Libor + 325bps	Yes - Partial	230	961	1,017	1,070	1,125	682
Birchwood Mall (3)	100%	47,279	2016	41,787	Libor + 325bps	Yes - Partial	248	1,038	1,098	1,155	1,215	737
Cache Valley Mall (3)	100%	28,840	2016	25,490	Libor + 325bps	Yes - Partial	151	633	670	705	741	449
Colony Square Mall (3)	100%	28,425	2016	25,124	Libor + 325bps	Yes - Partial	149	624	660	695	730	443
Columbiana Centre (3)	100%	104,586	2016	92,438	Libor + 325bps	Yes - Partial	549	2,296	2,430	2,555	2,687	1,630
Foothills Mill (3)	100%	38,975	2016	34,448	Libor + 325bps	Yes - Partial	205	856	906	952	1,001	607
Grand Teton Mall (3)	100%	51,117	2016	45,180	Libor + 325bps	Yes - Partial	268	1,122	1,188	1,249	1,313	797
Mall at Sierra Vista (3)	100%	23,512	2016	20,781	Libor + 325bps	Yes - Partial	123	516	546	574	604	366
Mall of the Bluffs (3)	100%	26,105	2016	23,073	Libor + 325bps	Yes - Partial	137	573	607	638	671	407
Mayfair (3)	100%	299,314	2016	264,548	Libor + 325bps	Yes - Partial	1,571	6,572	6,954	7,313	7,691	4,665
Mondawmin Mall (3)	100%	73,105	2016	64,614	Libor + 325bps	Yes - Partial	384	1,605	1,698	1,786	1,878	1,139
North Plains Mall (3)	100%	13,260	2016	11,719	Libor + 325bps	Yes - Partial	70	291	308	324	341	207
North Town Mall (3)	100%	90,243	2016	79,761	Libor + 325bps	Yes - Partial	474	1,982	2,097	2,205	2,319	1,406
Oakwood (3)	100%	82,209	2016	72,660	Libor + 325bps	Yes - Partial	431	1,805	1,910	2,009	2,112	1,281
Owings Mills Mall (3)	100%	24,408	2016	21,573	Libor + 325bps	Yes - Partial	128	536	567	596	627	380
Pierre Bossiere (3)	100%	41,753	2016	36,903	Libor + 325bps	Yes - Partial	219	917	970	1,020	1,073	651
Pioneer Place (3)	100%	158,987	2016	140,520	Libor + 325bps	Yes - Partial	834	3,491	3,694	3,885	4,085	2,478
Salem Center (3)	100%	37,700	2016	33,321	Libor + 325bps	Yes - Partial	198	828	876	921	969	588
Silver Lake Mall (3)	100%	13,177	2016	11,646	Libor + 325bps	Yes - Partial	69	289	306	322	339	205

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail as of September 30, 2011, at share (1), (2)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	GGP Own %	Balance	Maturity Year	at Maturity	Coupon Rate	as of 09/30/2011	2011	2012	2013	2014	2015	Subsequent
Southwest Plaza (3)	100%	107,180	2016	94,731	Libor + 325bps	Yes - Partial	563	2,353	2,490	2,619	2,754	1,670
Spring Hill Mall (3)	100%	53,009	2016	46,852	Libor + 325bps	Yes - Partial	278	1,164	1,232	1,295	1,362	826
The Shops at Fallen Timbers (3)	100%	47,325	2016	41,825	Libor + 325bps	Yes - Partial	249	1,040	1,100	1,157	1,217	738
Westwood Mall (3)	100%	27,224	2016	24,062	Libor + 325bps	Yes - Partial	143	598	632	665	700	424
White Mountain Mall (3)	100%	10,676	2016	9,436	Libor + 325bps	Yes - Partial	56	234	248	261	274	166
Fashion Show (3)	100%	627,955	2017	538,366	Libor + 300bps	Yes - Full	3,502	14,453	15,189	15,963	16,776	23,706
The Shoppes At The Palazzo (3)	100%	242,681	2017	208,058	Libor + 300bps	Yes - Full	1,354	5,586	5,870	6,169	6,483	9,161
Consolidated Property Level		$2,389,750		$2,092,665	3.36%		$12,733	$52,973	$55,916	$58,562	$61,089	$55,811

Consolidated Corporate
Junior Subordinated Notes Due 2041 (3)	100%	$206,200	2041	$206,200	Libor + 145bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.72%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,595,950		$2,298,865	3.23%		$12,733	$52,973	$55,916	$58,562	$61,089	$55,811

Total (5), (6)		$20,028,949		$17,918,561	5.26%		$81,592	$325,904	$369,088	$318,518	$292,329	$722,958

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Excludes Properties Held for Sale at September 30, 2011
(3)	Total recourse to GGP or its subsidiaries of approximately$2.56B.
(4)	Total recourse to The Rouse Company, LLC of approximately$1.65B.
(5)	Excludes the$750M corporate revolver. As of 9/30/2011, the corporate revolver was undrawn.
(6)	Reflects amortization for the period subsequent to September 30, 2011.

Portfolio Operating Metrics

PORTFOLIO HIGHLIGHTS

Key Operating Performance Indicators (1)

As of and for the nine months ended September 30

(GLA in thousands)

GLA Summary (2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total Area	Total Area at Share (3)	% Leased
Consolidated Malls	133	51,014	19,248	47,436	117,698	1,539	2,229	121,466	74,029	91.6%
Unconsolidated Malls	34	15,647	2,979	16,844	35,470	452	834	36,756	19,912	96.3%
Regional U.S. Malls	167	66,661	22,227	64,280	153,168	1,991	3,063	158,222	93,941	92.7%

International	17	5,483	—	—	5,483	—	—	5,483	997	98.0%
Total Malls	184	72,144	22,227	64,280	158,651	1,991	3,063	163,705	94,938	93.1%

Office Properties	26	40	—	—	40	—	2,232	2,272	2,272	64.0%
Strip Centers	14	135	—	—	135	2,613	—	2,748	2,748	87.0%
Total Real Estate	224	72,319	22,227	64,280	158,826	4,604	5,295	168,725	99,958	92.0%

Operating Metrics (4)

	In-Place Rent (7)
September 30, 2011	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	91.6%	89.1%	61.28	55.49	453	13.6%
Unconsolidated Malls	96.3%	93.3%	70.44	65.23	526	13.6%
Total Malls	92.7%	90.1%	$63.64	$57.99	$471	13.6%

	In-Place Rent (7)
September 30, 2010	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	91.4%	89.7%	59.82	54.22	421	14.3%
Unconsolidated Malls	95.3%	93.2%	68.89	64.09	484	14.6%
Total Malls	92.3%	90.5%	$62.12	$56.70	$437	14.4%

(1)       For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.

(2)       See Property Schedule on pages 22-27 for individual property details.

(3)       Total Area at Share includes assets at their respective ownership percentages and excludes tenant owned area.

(4)       Reflects results for U.S. regional malls.

(5)       Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.

(6)       Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.

(7)       Weighted average rent of mall stores as of September 30, 2011. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

(8)       Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.

(9)       Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO HIGHLIGHTS

Leasing Activity

All Leases (1)

	Commencement 2011					Commencement 2012
	# of Leases	Square Footage	Term (Years)	Initial Rent PSF (2)	Average Rent PSF (3)	# of Leases	Square Footage	Term (Years)	Initial Rent PSF (2)	Average Rent PSF (3)
New Leases
Prior to January 1, 2011	639	2,904,883	9.8	$42.12	$47.76	55	444,214	8.7	$40.01	$45.07
Post January 1, 2011	409	1,309,561	8.0	54.47	61.02	118	531,043	9.5	63.95	73.83
Total	1,048	4,214,444	9.3	$45.48	$51.38	173	975,257	9.1	$52.86	$60.50

Renewal Leases
Prior to January 1, 2011	1,033	3,933,007	5.2	$46.99	$49.71	135	638,373	5.9	$46.54	$49.59
Post January 1, 2011	289	644,920	4.7	57.42	60.91	141	383,495	5.0	58.30	62.65
Total	1,322	4,577,927	5.1	$48.55	$51.39	276	1,021,868	5.6	$50.90	$54.44

Total New/Renewal Leases	2,370	8,792,371	7.5	$46.83	$51.38	449	1,997,125	7.4	$51.92	$57.58

SUITE TO SUITE - Lease Spread (5)

	Commencement 2011										Commencement 2012
	# of Leases	Square Footage	Term (Years)	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread		# of Leases	Square Footage	Term (Years)	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (6)
Prior to January 1, 2011	226	891,216	8.3	$59.96	$67.19	$59.42	$0.53	0.9%	$7.77	13.1%	28	195,909	8.1	$51.11	$58.44	$48.94	$2.18	4.4%	$9.51	19.4%
Post January 1, 2011	132	313,398	8.6	77.56	86.46	69.91	7.65	10.9%	16.55	23.7%	63	192,419	8.9	66.50	75.37	58.52	7.98	13.6%	16.85	28.8%
Total	358	1,204,614	8.4	$64.65	$72.32	$62.18	$2.47	4.0%	$10.15	16.3%	91	388,328	8.5	$59.18	$67.32	$54.29	$4.89	9.0%	$13.03	24.0%

Renewal Leases
Prior to January 1, 2011	884	3,282,422	5.2	$47.80	$50.59	$50.38	$(2.58)	(5.1)%	$0.21	0.4%	120	583,585	6.1	$46.93	$50.21	$46.75	$0.18	0.4%	$3.46	7.4%
Post January 1, 2011	264	550,142	4.7	59.66	63.34	57.83	1.84	3.2%	5.51	9.5%	132	347,446	5.1	54.83	58.95	53.32	1.51	2.8%	5.63	10.6%
Total	1,148	3,832,564	5.1	$49.48	$52.39	$51.43	$(1.95)	(3.8)%	$0.96	1.9%	252	931,031	5.7	$49.90	$53.49	$49.22	$0.68	1.4%	$4.28	8.7%

New/Renewal Leases
Prior to January 1, 2011	1,110	4,173,638	5.9	$50.74	$54.60	$52.56	$(1.82)	(3.5)%	$2.03	3.9%	148	779,494	6.5	$47.85	$52.04	$47.23	$0.62	1.3%	$4.80	10.2%
Post January 1, 2011	396	863,540	6.3	67.03	72.86	62.80	4.23	6.7%	10.05	16.0%	195	539,865	6.4	58.84	64.59	55.11	3.73	6.8%	9.48	17.2%
Total	1,506	5,037,178	6.0	$53.60	$57.80	$54.36	(0.76)	(1.4)%	3.44	6.3%	343	1,319,359	6.5	$52.43	$57.26	$50.51	1.92	3.8%	6.75	13.4%

	Total 2011/2012
	# of Leases	Square Footage	Term (Years)	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (6)
Prior to January 1, 2011	254	1,087,125	8.3	$58.56	$65.81	$57.77	$0.79	1.4%	$8.04	13.9%
Post January 1, 2011	195	505,817	8.7	73.56	82.45	65.79	7.77	11.8%	16.66	25.3%
Total	449	1,592,942	8.4	$63.42	$71.20	$60.41	3.01	5.0%	10.79	17.9%

Renewal Leases
Prior to January 1, 2011	1,004	3,866,007	5.3	$47.65	$50.52	$49.75	$ (-2.10)	(4.2)%	$0.77	1.6%
Post January 1, 2011	396	897,588	4.9	57.58	61.44	55.88	1.70	3.0%	5.56	10.0%
Total	1,400	4,763,595	5.2	$49.57	$52.64	$50.94	(-1.36)	(2.7)%	1.70	3.3%

New/Renewal Leases
Prior to January 1, 2011	1,258	4,953,132	6.0	$50.25	$54.16	$51.66	$ (-1.41)	(2.7)%	$2.50	4.8%
Post January 1, 2011	591	1,403,405	6.3	63.71	69.51	59.69	4.03	6.7%	9.82	16.5%
Total	1,849	6,356,537	6.1	$53.34	$57.68	$53.50	-0.16	(0.3)%	4.18	7.8%

(1)       Represents signed leases that are scheduled to commence in the respective period.  Excluding anchors, percentage rent in lieu, and specialty leasing. Percentage rent in lieu is not included in dollars per square foot but is included in volume.

(2)       Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

(3)       Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

(4)       Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

(5)       Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.

(6)       Represents new leases where downtime between the new and old tenant in the suite was less than nine months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule (1), (2), (3), (4)

Year	Number of Expiring Leases	Expiring GLA at 100%	Expiring GLA at Share	Percent of Total	Expiring Rent ($)	Expiring Rate ($ psf)
Specialty Leasing	1,942	4,700,519	4,296,943	7.6%	$75,002,388	$17.10
2011	454	993,905	893,472	1.6%	34,349,734	$62.55
2012	2,459	6,866,152	6,170,683	11.2%	294,662,658	$55.01
2013	1,915	5,797,551	5,207,775	9.4%	271,316,292	$53.89
2014	1,795	5,644,308	5,119,350	9.2%	293,802,618	$55.38
2015	1,632	5,204,033	4,610,330	8.5%	314,534,230	$62.66
2016	1,652	5,620,696	4,832,577	9.1%	352,852,226	$64.25
2017	1,362	5,134,186	4,275,124	8.4%	334,073,864	$67.19
2018	1,222	5,040,718	4,200,352	8.2%	356,096,036	$71.38
2019	813	4,274,078	3,591,910	7.0%	267,443,691	$63.25
2020	705	3,056,672	2,552,171	5.0%	203,196,018	$69.34
Subsequent	1,114	9,137,702	7,846,800	14.9%	394,250,453	$44.86
Total	17,065	61,470,520	53,597,487	100.0%	$3,191,580,208	$55.94

(1)        Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.

(2)        Data presented for Regional U.S. Malls only.  Excludes international operations and third-party managed centers.

(3)        Excluded from the Expiring Rent and Expiring Rate are leases paying percentage rent in lieu of base minimum rent.

(4)        Specialty Leasing license agreements with terms in excess of 12 months are presented.

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (000’s)	Number of Locations

Limited Brands, Inc	Victoria’s Secret, Bath & Body Works	3.0%	1,768	297
The Gap, Inc.	Gap, Banana Repubic, Old Navy	3.0	2,409	231
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.4	1,480	373
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister	2.3	1,536	218
Forever 21, Inc	Forever 21, Gadzooks	1.7	1,922	102
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.7	1,192	143
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.6	920	162
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3	542	358
Luxottica Retail North America Inc	Lenscrafters, Sunglass Hut, Pearle Vision	1.3	583	292
Macy’s Inc.	Macy’s, Bloomingdale’s	1.2	20,908	131
Totals		19.5%	33,260	2,307

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	964,329	829,114	200,000	14,044	355,028	2,362,515	98.2%
Animas Valley Mall	Dillard’s, JCPenney, Sears	100%	Farmington, NM	274,351	188,817	—	—	—	463,168	95.2%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,867	320,202	162,790	—	—	752,859	97.9%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,683	—	597,223	—	—	1,087,906	96.2%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	422,910	97,906	720,931	—	—	1,241,747	96.6%
Bayshore Mall	Kohl’s, Sears	100%	Eureka, CA	392,733	87,939	132,319	—	—	612,991	71.6%
Bayside Marketplace		100%	Miami, FL	218,082	—	—	—	—	218,082	94.0%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	334,101	332,580	247,000	—	—	913,681	96.8%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	338,604	200,414	237,910	—	—	776,928	97.4%
Birchwood Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Port Huron (Detroit), MI	299,037	161,216	264,918	—	—	725,171	91.4%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	422,173	425,556	247,714	116,677	—	1,212,120	89.9%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,066	267,471	319,391	197,033	—	1,179,961	93.0%
Burlington Town Center	Macy’s	100%	Burlington, VT	153,024	—	146,753	—	54,617	354,394	88.8%
Cache Valley Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Logan, UT	170,799	145,832	—	180,956	—	497,587	79.6%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	77.6%
Chula Vista Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Chula Vista (San Diego), CA	320,141	—	555,732	—	—	875,873	90.2%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	90.1%
Collin Creek	Dillard’s, JCPenney, Macy’s, Sears	100%	Plano, TX	327,887	176,259	515,992	—	—	1,020,138	94.5%
Colony Square Mall	Elder-Beerman, JCPenney, Sears	100%	Zanesville, OH	284,147	148,881	58,997	—	—	492,025	80.3%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,729	85,972	335,088	—	—	735,789	94.3%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,007	198,334	360,643	—	—	825,984	98.1%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,730	—	551,165	—	—	1,075,895	97.3%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	406,430	118,272	627,753	—	—	1,152,455	96.8%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,360	394,167	129,275	—	—	890,802	97.6%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	384,126	147,409	500,575	—	—	1,032,110	94.7%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,236	—	653,540	—	—	1,207,776	98.3%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	286,710	213,913	75,883	—	—	576,506	72.6%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	637,309	246,261	426,000	—	—	1,309,570	96.5%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	98.5%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	361,457	—	600,778	53,756	—	1,015,991	96.6%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	669,830	167,000	1,059,614	—	—	1,896,444	98.1%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	287,753	137,337	202,760	182,837	—	810,687	71.4%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,310	429,969	212,047	—	—	1,087,326	93.9%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	618,728	30,000	564,914	—	—	1,213,642	93.0%
Gateway Mall	Kohl’s, Sears, Target	100%	Springfield, OR	485,940	218,055	113,613	—	—	817,608	82.2%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	571,958	433,870	221,000	—	—	1,226,828	97.6%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,287	—	691,605	—	—	1,021,892	95.0%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	211,602	323,925	—	93,274	—	628,801	99.0%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,444	156,096	272,957	—	—	844,497	92.1%
Harborplace		100%	Baltimore, MD	151,991	—	—	—	—	151,991	89.9%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	367,486	—	596,570	—	—	964,056	99.2%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	724,314	—	349,760	233,167	—	1,307,241	98.9%
Knollwood Mall	Kohl’s	100%	St. Louis Park (Minneapolis), MN	383,935	80,684	—	—	—	464,619	94.3%
Lakeland Square	Burlington Coat Factory, Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Lakeland (Orlando), FL	274,037	104,113	505,925	—	—	884,075	91.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,149	115,300	905,418	—	—	1,507,867	78.8%
Lansing Mall	JCPenney, Macy’s, Younkers	100%	Lansing, MI	443,642	288,170	103,000	—	—	834,812	90.4%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	636,181	150,434	500,958	—	—	1,287,573	98.5%
Mall at Sierra Vista	Dillard’s, Sears	100%	Sierra Vista, AZ	169,481	—	196,492	—	—	365,973	94.9%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	615,632	—	805,630	143,619	—	1,564,881	95.1%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	—	326,222	—	—	701,355	71.9%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	458,313	230,874	395,705	—	—	1,084,892	95.9%
Mall St. Vincent	Dillard’s, Sears	100%	Shreveport-Bossier City, LA	184,862	—	348,000	—	—	532,862	90.4%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	507,868	385,766	149,980	—	—	1,043,614	94.3%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	615,229	288,596	210,714	—	404,588	1,519,127	97.9%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,661	—	636,853	—	—	945,514	98.2%
Mondawmin Mall		99%	Baltimore, MD	371,116	—	—	—	65,317	436,433	91.1%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	377,915	226,961	118,919	—	—	723,795	84.6%
Newpark Mall	JCPenney, Macy’s, Sears, Target, Burlington Coat Factory	100%	Newark (San Francisco), CA	373,568	207,372	533,502	—	—	1,114,442	89.4%
North Plains Mall	Beall’s, Dillard’s, JCPenney, Sears	100%	Clovis, NM	109,107	194,081	—	—	—	303,188	90.4%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	389,410	627,257	363,151	—	—	1,379,818	95.9%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	516,316	207,196	522,126	—	—	1,245,638	98.8%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	640,033	45,369	824,443	—	—	1,509,845	88.7%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Red Fox, Sears	100%	Spokane, WA	489,625	310,859	242,392	—	—	1,042,876	77.7%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,188	149,400	454,860	—	—	861,448	92.2%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	282,757	—	514,028	—	—	796,785	92.7%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	405,900	116,620	298,224	—	—	820,744	93.3%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,980	220,824	315,760	—	—	943,564	95.6%
Owings Mills Mall (2)	JCPenney, Macy’s	100%	Owings Mills, MD	438,017	120,000	527,037	—	326,063	1,411,117	51.0%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	357,592	156,000	411,210	—	—	924,802	95.4%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	303,941	—	459,057	—	—	762,998	92.2%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	541,930	514,917	384,980	—	—	1,441,827	91.8%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	477,071	—	581,457	—	—	1,058,528	93.9%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,295	—	508,615	—	—	817,910	92.2%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	328,884	83,398	532,038	—	—	944,320	95.6%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,798	395,219	386,056	—	—	1,132,073	95.0%
Pierre Bossier Mall	Dillard’s, JCPenney, Sears, Stage	100%	Bossier City (Shreveport), LA	218,761	46,406	346,892	—	—	612,059	85.1%
Pine Ridge Mall	JCPenney, Sears, Shopko	100%	Pocatello, ID	198,226	437,987	—	—	—	636,213	73.4%
Pioneer Place		100%	Portland, OR	294,877	—	60,000	—	287,325	642,202	83.1%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	267,370	124,547	61,873	—	—	453,790	96.6%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	749,721	—	513,691	—	—	1,263,412	96.1%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,841	151,090	340,629	—	—	792,560	86.5%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	149,962	235,031	—	57,304	—	442,297	90.4%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	556,993	479,846	399,155	—	—	1,435,994	76.4%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,741	—	702,380	—	—	1,028,121	93.0%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,992	189,559	174,383	—	—	716,934	94.7%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	544,323	—	635,625	—	—	1,179,948	92.0%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	90.2%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	193,824	—	438,000	—	—	631,824	84.2%
Sikes Senter	Dillard’s, JCPenney, Sears	100%	Wichita Falls, TX	292,654	374,690	—	—	—	667,344	96.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Silver Lake Mall	JCPenney, Macy’s, Sears	100%	Coeur D’ Alene, ID	148,990	172,253	—	—	—	321,243	85.5%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	206,303	129,823	137,082	—	—	473,208	97.9%
Southlake Mall	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	91.0%
Southland Center	JCPenney, Macy’s	100%	Taylor, MI	320,173	583,037	—	—	—	903,210	87.8%
Southland Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Hayward, CA	524,729	448,264	292,000	—	—	1,264,993	90.3%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,514	68,979	64,796	—	—	273,289	62.6%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,949	93,630	541,851	—	90,067	1,362,497	90.6%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	346,758	126,243	252,841	132,048	—	857,890	93.6%
Spring Hill Mall	Carson Pirie Scott, Kohl’s, Macy’s, Sears	100%	West Dundee (Chicago), IL	483,934	—	681,580	—	—	1,165,514	83.3%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	524,332	13,726	657,363	83,092	—	1,278,513	97.6%
Steeplegate Mall	Bon Ton, JCPenney, Sears	100%	Concord, NH	223,116	256,347	—	—	—	479,463	75.4%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	426,534	160,505	267,788	—	54,314	909,141	79.8%
The Boulevard Mall	JCPenney, Macy’s, Sears, Dillard’s	100%	Las Vegas, NV	388,760	198,577	589,459	—	—	1,176,796	76.1%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,591	—	502,960	—	—	770,551	97.2%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	261,814	393,718	94.8%
The Grand Canal Shoppes		100%	Las Vegas, NV	454,070	—	—	—	34,414	488,484	97.2%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	507,277	120,844	377,662	—	—	1,005,783	95.7%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,741	212,847	587,321	—	—	1,400,909	97.5%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,510	63,857	748,945	—	—	1,510,312	99.5%
The Pines	Dillard’s, JCPenney, Sears	100%	Pine Bluff, AR	285,075	69,190	270,519	—	—	624,784	51.1%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,540	—	512,611	—	—	1,038,151	92.4%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	185,088	84,743	—	—	—	269,831	100.0%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	331,419	—	261,502	—	—	592,921	93.8%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	571,039	—	627,597	—	70,309	1,268,945	98.0%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	100%	Durham, NC	602,461	—	726,347	—	—	1,328,808	98.4%
The Village of Cross Keys		100%	Baltimore, MD	74,172	—	—	30,292	185,661	290,125	93.2%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	572,697	—	742,918	—	39,471	1,355,086	99.1%
Three Rivers Mall	JCPenney, Macy’s, Sears	100%	Kelso, WA	226,244	193,233	—	—	—	419,477	84.9%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	444,188	—	809,386	—	—	1,253,574	93.2%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	589,713	—	641,458	20,600	—	1,251,771	97.6%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,331	—	511,933	—	—	812,264	91.6%
Valley Hills Mall	Belk, Dillard’s, JCPenney, Sears	100%	Hickory, NC	322,152	—	611,516	—	—	933,668	95.3%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	523,075	147,792	509,176	—	—	1,180,043	97.4%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,909	257,000	—	—	—	437,909	93.4%
Vista Ridge Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Lewisville (Dallas), TX	392,511	—	670,210	—	—	1,062,721	87.8%
Washington Park Mall	Dillard’s, JCPenney, Sears	100%	Bartlesville, OK	162,395	122,894	71,402	—	—	356,691	92.0%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,336	223,813	430,976	—	—	1,066,125	71.7%
West Valley Mall	JCPenney, Macy’s, Sears, Target	100%	Tracy (San Francisco), CA	536,383	236,454	111,836	—	—	884,673	87.0%
Westlake Center		99%	Seattle, WA	102,859	—	—	—	—	102,859	88.7%
Westwood Mall	Elder-Beerman, JCPenney, Wal-Mart	100%	Jackson, MI	136,171	70,500	301,188	—	—	507,859	91.2%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	439,720	60,000	666,010	—	—	1,165,730	94.3%
White Mountain Mall	Herberger’s, JCPenney	100%	Rock Springs, WY	209,137	94,482	—	—	—	303,619	95.3%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	485,148	2,060	1,028,000	—	—	1,515,208	98.7%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	669,199	424,100	560,935	—	—	1,654,234	95.2%
Total Consolidated Regional Malls			Count: 133	51,013,743	19,248,031	47,436,459	1,538,699	2,228,988	121,465,920	91.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,795	—	705,898	—	—	1,283,693	98.6%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	473,996	158,658	519,890	—	—	1,152,544	95.1%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	396,038	150,525	352,351	93,796	—	992,710	98.1%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	99.5%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	466,946	—	641,312	—	—	1,108,258	98.7%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	591,853	—	774,842	—	—	1,366,695	98.1%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	502,075	—	619,048	—	—	1,121,123	98.3%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	404,521	—	552,407	—	—	956,928	92.5%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	557,226	—	468,208	—	—	1,025,434	96.7%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	514,294	90,000	715,000	—	142,791	1,462,085	95.9%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	514,014	240,656	400,665	—	—	1,155,335	96.7%
Mizner Park		50%	Boca Raton, FL	146,330	79,822	—	—	262,141	488,293	83.5%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	477,027	194,558	516,662	—	—	1,188,247	96.6%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	265,517	—	236,430	—	—	501,947	96.5%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,487	188,394	418,595	—	—	1,019,476	95.3%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	477,126	126,000	410,277	—	—	1,013,403	97.5%
Oakbrook Center	Bloomingdale’s Home, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	791,101	413,667	771,911	—	239,292	2,215,971	97.0%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	512,126	—	140,000	—	—	652,126	95.6%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	750,964	—	823,000	—	—	1,573,964	97.5%
Perimeter Mall	Bloomingdale’s, Dillard’s, Macy’s, Nordstrom	50%	Atlanta, GA	516,286	—	1,053,274	—	—	1,569,560	91.9%
Pinnacle Hills Promenade	Dillard’s, JCPenney, Target	50%	Rogers, AR	360,344	98,540	162,140	358,195	—	979,219	91.0%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,253	125,669	135,044			482,966	93.2%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	450,951	—	687,853	—	—	1,138,804	97.6%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears	50%	Hoover (Birmingham), AL	509,318	305,987	742,920	—	—	1,558,225	93.5%
Saint Louis Galleria	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	463,448	—	714,052	—	—	1,177,500	96.9%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,556	—	865,192	—	—	1,650,748	98.1%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,957	233,367	324,500	—	—	897,824	97.4%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	354,738	—	333,219	—	—	687,957	99.4%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	579,957	—	419,129	—	—	999,086	97.9%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	406,742	—	330,000	—	101,263	838,005	86.1%
Water Tower Place	Macy’s	52%	Chicago, IL	394,532	296,128	—	—	88,809	779,469	95.1%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	540,851	—	529,402	—	—	1,070,253	97.3%
Whaler’s Village		50%	Lahaina, HI	107,241	—	—	—	—	107,241	96.1%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	400,644	—	984,372	—	—	1,385,016	98.8%
Total Unconsolidated Regional Malls			Count: 34	15,646,773	2,979,375	16,843,691	451,991	834,296	36,756,126	96.3%
Total Regional Malls (5)			Count: 167	66,660,516	22,227,406	64,280,150	1,990,690	3,063,284	158,222,046	92.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	562,263	—	—	—	—	562,263	99.9%
Shopping Nacoes	New development; expected opening Q4 2012.	24%	Bauru, Brazil	—	—	—	—	—	—	0.0%
Boulevard Brasilia		16%	Brasilia, Brazil	182,007	—	—	—	—	182,007	94.4%
Boulevard Shopping Belem		24%	Belem, Brazil	370,084	—	—	—	—	370,084	98.8%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	91.6%
Boulevard Shopping Campina Grande		11%	Campina Grande, Paraiba (Brazil)	186,119	—	—	—	—	186,119	100.0%
Boulevard Shopping Campos		16%	Campose dos Goytacazes (Brazil)	204,514					204,514	95.4%
Carioca Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	100.0%
Caxias Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,115	—	—	—	—	275,115	98.6%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,233	—	—	—	—	285,233	97.6%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	98.7%
Shopping Iguatemi Salvador		14%	Salvador, Bahia (Brazil)	669,558	—	—	—	—	669,558	99.8%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	249,227	—	—	—	—	249,227	98.8%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	249,712	—	—	—	—	249,712	93.6%
Shopping Taboao		12%	Taboao da Serra, Sao Paulo (Brazil)	383,206	—	—	—	—	383,206	99.9%
SuperShopping Osasco		12%	Sao Paulo, Sao Paulo (Brazil)	188,659	—	—	—	—	188,659	96.2%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	561,811	—	—	—	—	561,811	99.5%
International Properties (3)			Count: 17	5,482,552	—	—	—	—	5,482,552	98.0%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Towson (Baltimore), MD	6,500	—	—	—	87,235	93,735	74.2%
20 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	100,247	100,247	80.0%
30 Columbia Corporate Center		100%	Towson (Baltimore), MD	14,165	—	—	—	130,184	144,349	54.9%
40 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	136,141	136,141	85.8%
50 Columbia Corporate Center		100%	Towson (Baltimore), MD	7,750	—	—	—	111,200	118,950	80.0%
60 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	101,799	101,799	83.4%
70 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	169,639	169,639	29.0%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	77.2%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	80.2%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	103,600	103,600	61.5%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	103,383	103,383	10.0%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	100.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	46.3%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	77.9%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	50.1%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	92.9%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
HHP Government Service		100%	Las Vegas, NV	—	—	—	—	56,022	56,022	100.0%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	98.2%
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	856,387	—	856,387	88.2%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	56.2%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	54,076	—	54,076	73.7%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	96.6%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	83.9%
River Falls Mall		100%	Clarksville, IN	—	—	—	827,794	—	827,794	77.2%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	95.4%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices and Strip Centers			Office Count: 26 Strip Center Count: 14							Office: 64.0%
				174,891	—	—	2,612,917	2,231,899	5,019,707	Strip: 87.0%

(1)              For stand alone offices, office occupancy is presented.

(2)              For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)              GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)              Third party managed strip center.

(5)              Refer to page 19 (Key Operating Performance Indicators).

Miscellaneous

CAPITAL INFORMATION

(in thousands, except per share)

September 30, 2011
Capital Information
Closing common stock price per share (1)	$12.10
Volume Weighted Average Price (2)	12.45
52 Week High (3), (4)	17.43
52 Week Low (3), (4)	11.64

Portfolio Net Debt
Portfolio Debt
Fixed	$17,432,999
Variable (5)	2,712,253
Total Portfolio Debt	20,145,252
Less: Cash and Cash Equivalents	(656,104)
Portfolio Net Debt	$19,489,148

Portfolio Capitalization Data
Total Portfolio Debt	$20,145,252
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	63,986
Preferred redeemable noncontrolling interests	$120,756
Other Preferred Stock	360
Total Preferred Securities	$121,116

Common stock and Operating Partnership units outstanding at end of period (1)	$11,383,107
Total Market Capitalization at end of period	$31,649,475

(1)

Reflects the closing price per share on September 30, 2011 of $12.10. Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

(2)	Source: Bloomberg.
(3)	Does not include information prior to Effective Date.
(4)	52-week pricing information includes the intra-day highs and lows.
(5)	Includes International debt of approximately $116 million.

CHANGE IN TOTAL COMMON AND EQUIVALENT SHARES

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2010	6,934,130	941,880,014	948,814,144
Common Unit Cash Conversion	(336,382)	—	(336,382)
Common Stock Issued as a dividend	—	22,256,121	22,256,121
DRIP		4,846,784	4,846,784
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	(184,333)	(184,333)
New Common Shares Issued	—	—	—
Common Shares retired	—	(34,906,069)	(34,906,069)
Common Shares and OP Units Outstanding at September 30, 2011	6,597,748	933,892,517	940,490,265

Common Shares issuable assuming exercise of Warrants (1)		19,332,212
Common Shares issuable assuming exercise of in-the-money stock options		2,057,007
Common Shares issuable assuming exchange of OP Units		6,860,090
Diluted Common Shares and OP Units Outstanding at September 30, 2011		962,141,826

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Weighted average number of Company shares outstanding (in thousands) - GAAP EPS	936,260	317,393	946,743	316,849

Weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO	978,166	326,137	993,481	325,567

(1)

GGP has 120 million warrants outstanding (the “Warrants”) convertible to 1.0392 Common Shares with a weighted average exercise price of $10.22, with a scheduled expiration of November 9, 2017. Warrants in the amount of 57.5 million must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration. Under certain circumstances, holders of the Warrants may elect to require GGP to redeem the Warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock. The existence of the Cash Settlement feature, however remote, results in the Warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of July 15, 2011 (2)		Impact of settling warrants via net share settlement
62,352,000	$10.34	Nov 9, 2017	Reduces exercise price to $10.3445	Increases number of Common shares per warrant to 1.0392	Net share: 62,352,000 x [12.10 - 10.3445] / 12.10 = 9,046,193 shares delivered
62,352,000	$10.10	Nov 9, 2017	Reduces exercise price to $10.1039	Increases number of Common shares per warrant to 1.0392	Net share: 62,352,000 x [12.10 - 10.1039] / 12.10 = 10,286,019 shares delivered
124,704,000	$10.22

(2)	Based on dividend of $58.7 million in cash and 2,100,903 shares issued to stockholders of record on July 15, 2011. Common stock price of $12.10 on September 30, 2011.

EXPANSIONS, REDEVELOPMENTS, AND CAPITAL EXPENDITURES (1)

Expansions and Redevelopments at share (in millions)

Property	Description	Ownership %	Forecasted Cost Total	Expenditures through 9/30/11	Forecasted Cost to Complete	Projected Opening

Fashion Place Murray, UT	Addition of Nordstrom, mall shop and streetscape GLA expansion, and interior mall renovation	100%	112.6	82.6	30.0	Q4 2012	(2)

Current forecasted cost of other expansion and redevelopment projects not yet open (3)			59.9	34.8	25.1

Total expansion and redevelopment projects not yet open			$172.5	$117.4	$55.1

Current forecasted additional costs to be incurred on recently opened projects (4)					5.0

Grand Total Forecasted Cost to Complete on Expansions and Redevelopment Projects					$60.1

Capital Expenditures - at share ($000)

	Nine Months Ended
	September 30, 2011	September 30, 2010

Capital Expenditures (5), (6), (9)	$42,758	$53,649
Tenant Allowances and Capitalized Leasing Costs (7), (8), (9)	82,661	41,726
Total	$125,419	$95,375

(1)	Excludes international projects.
(2)	Nordstrom and interior mall renovation completed Q1 2009. Remainder of project expected to be completed in phases by Q4 2012.
(3)	Additional costs to be incurred on other redevelopment and new development projects are primarily construction related.
(4)	Additional costs to be incurred on recently opened projects are primarily tenant related.
(5)

Reflects only non-tenant operating capital expenditures; tenant allowances and capital expenditures that relate to new and redevelopment/renovation projects are excluded. Includes tenant allowances satisfied through rent credits. Certain prior period amounts have been reclassified to conform to the current period presentation.

(6)	Restated from prior filings to exclude HHC and discontinued operations.
(7)	Reflects tenant allowances on current operating properties. Excludes allowances related to expansion and redevelopment projects.
(8)	Prior period tenant allowances and leasing costs have been restated to cash basis from accrual.
(9)	Certain prior period amounts have been reclassified to conform to the current period presentation.

ACQUISITIONS AND DISPOSITIONS

For the nine months ended September 30, 2011

(in thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Date	Name	Location	Own %	GLA	Price @ Share	@ Share	Price

Acquisitions
June 2011	Newgate Mall Anchor Pad	Ogden, UT	100.0%	77,337	$3,991	$—	$3,991
June 2011	Southland Mall Anchor Pad	Hayward, CA	100.0%	98,864	5,422	—	5,422
June 2011	Fallbrook Center Anchor Pad	Northridge, CA	100.0%	80,000	5,572	—	5,572
June 2011	Chula Vista Center Anchor Pad	Chula Vista, CA	100.0%	81,600	6,525	—	6,525
June 2011	Tucson Mall Anchor Pad	Tucson, AZ	100.0%	81,806	13,142	—	13,142
June 2011	Oakbrook Center Anchor Pad	Oak Brook, IL	50.0%	20,000	13,357	—	13,357
August 2011	The Boulevard Mall Anchor Pad	Las Vegas, NV	100.0%	198,577	5,000	—	5,000
August 2011	Woodbridge Center Anchor Pad	Woodbridge, NJ	100.0%	150,000	6,100	—	6,100
September 2011	Plaza Frontenac (1)	St. Louis, MO	55.0%	482,066	74,843	29,050	45,793
September 2011	Fashion Show Anchor Pad	Las Vegas, NV	100.0%	160,000	30,000	5,681	24,319
	Total			1,430,250	$163,952	$34,731	$129,221

	Property	Property	GGP	Total	Gross	Debt
Date	Name	Location	Ownership %	GLA	Proceeds @ Share	@ Share	Net Proceeds

Dispositions
January 2011	Vista Commons	Las Vegas, NV	100.0%	98,730	$24,250	$—	$24,250
January 2011	Riverlands	LaPlace, LA	100.0%	181,059	8,200	—	8,200
February 2011	Yellowstone Square	Idaho Falls, ID	100.0%	220,137	4,000	—	4,000
February 2011	Anaheim Crossing	Anaheim, CA	50.0%	92,170	3,856	—	3,856
March 2011	Canyon Point	Las Vegas, NV	100.0%	57,229	12,000	—	12,000
March 2011	Arizona Center	Phoenix, AZ	100.0%	1,062,171	136,500	—	136,500
May 2011	Gateway Crossing	Bountiful, UT	100.0%	177,526	22,500	20,220	2,280
June 2011	Arrowhead Towne Center	Glendale, AZ	33.0%	1,197,432	107,197	24,713	82,484
June 2011	Superstition Springs	Mesa, AZ	33.0%	1,081,784	60,915	23,400	37,515
June 2011	Twin Falls Crossing	Twin Falls, ID	100.0%	37,680	2,700	600	2,100
July 2011	Bailey Hills	Eugene, OR	100.0%	11,907	800	—	800
August 2011	Riverside Plaza	Provo, UT	100.0%	176,143	20,775	4,197	16,578
August 2011	Westlake Office & Garage	Seattle, WA	100.0%	352,907	119,400	—	119,400
September 2011	Saint Louis Galleria (1)	Saint Louis, MO	26.4%	1,192,000	105,600	59,771	45,812
	Total			5,938,875	$628,693	$132,901	$495,775

Properties Transferred to Lender

	Property	Property	GGP	Total	Gross	Debt
Date	Name	Location	Own %	GLA	Proceeds @ Share	@ Share	Net Proceeds
February 2011	Lakeview Square Mall	Battle Creek, MI	100.0%	554,334	$—	$40,512	$—
February 2011	Bay City Mall	Bay City, MI	100.0%	526,314	—	23,341	—
March 2011	Montclair Plaza	Montclair, CA	50.0%	1,345,293	—	132,500	—
June 2011	Chapel Hills Mall	Colorado Springs, CO	100.0%	1,207,675	—	111,874	—
July 2011	Chico Mall	Chico, CA	100.0%	506,035	—	54,565	—
July 2011	Country Hills Plaza	Ogden, UT	100.0%	137,897	—	13,257	—
September 2011	Northgate Mall	Chattanooga, TN	100.0%	823,314	—	44,172	—
September 2011	Piedmont Mall	Danville, VA	100.0%	731,525	—	33,242	—
	Total			5,832,387	$—	$453,463	$—

(1)    During the third quarter of 2011, GGP entered into a newly formed joint venture with the Canada Pension Plan Investment Board (“CPPIB”) that acquired Plaza Frontenac , a 482,000 square foot high-end luxury center in St. Louis, MO, for $136 million.  In exchange for the Company’s contribution of St. Louis Galleria into the new joint venture, GGP received a 55% interest in Plaza Frontenac and a 74% interest in St. Louis Galleria.

FINANCIAL OVERVIEW

Discontinued Operations, at share

(in thousands)

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$14,442	$1,570	$16,012	$64,687	$17,389	$82,076
Land and condominium sales	—	—	—	20,290	10,824	31,114
Total revenues	14,442	1,570	16,012	84,977	28,213	113,190
Retail and other operating expenses	8,575	793	9,368	45,711	13,614	59,325
Land and condominium sales operations	—	—	—	19,758	9,122	28,880
Total expenses	8,575	793	9,368	65,469	22,736	88,205
Operating income	$5,867	$777	$6,644	$19,508	$5,477	$24,985
Interest expense, net	(3,135)	(1,306)	(4,441)	(7,782)	(8,027)	(15,809)
Other expenses	—	—	—	(16,945)	—	(16,945)
Net income (loss) from operations	2,732	(529)	2,203	(5,219)	(2,550)	(7,769)
(Provision for) benefit from income taxes	(61)	—	(61)	(5,691)	235	(5,456)
Noncontrolling interest	(42)	—	(42)	189	13	202
Gain (loss) on disposition of properties	2,368	(1)	2,367	—	—	—
Net income (loss) from discontinued operations	$4,997	$(530)	$4,467	$(10,721)	$(2,302)	$(13,023)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$4,997	$(530)	$4,467	$(10,721)	$(2,302)	$(13,023)
(Gain) loss on disposition of properties	(2,368)	1	(2,367)	—	—	—
Depreciation and amortization of discontinued operations	1,335	95	1,430	8,317	3,400	11,717
Noncontrolling interests in depreciation of discontinued operations and other	(51)	—	(51)	1,113	(4)	1,109
FFO from discontinued operations	$3,913	$(434)	$3,479	$(1,291)	$1,094	$(197)
Core FFO adjustments			30			9,227
Core FFO from discontinued operations			$3,509			$9,030

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Consolidated Properties	Unconsolidated Properties	Segment Basis	Consolidated Properties	Unconsolidated Properties	Segment Basis
Discontinued Operations
Retail and other revenues	$58,595	$14,175	$72,770	$188,757	$53,708	$242,465
Land and condominium sales	—	—	—	85,325	36,796	122,121
Total revenues	58,595	14,175	72,770	274,082	90,504	364,586
Retail and other operating expenses	37,905	5,245	43,150	149,244	39,675	188,919
Land and condominium sales operations	—	—	—	88,968	28,897	117,865
Provisions for impairment	51	—	51	278	—	278
Total expenses	37,956	5,245	43,201	238,490	68,572	307,062
Operating income	$20,639	$8,930	$29,569	$35,592	$21,932	$57,524
Interest expense, net	(15,026)	(7,499)	(22,525)	5,172	(16,181)	(11,009)
Income in Unconsolidated Real Estate Affiliates	—	—	—	—	—	—
Other expenses	—	—	—	22,127	—	22,127
Net income from operations	5,613	1,431	7,044	62,891	5,751	68,642
Provision for income taxes	(116)	—	(116)	(18,353)	(361)	(18,714)
Noncontrolling interest	20	(261)	(241)	113	14	127
Gain (loss) on disposition of properties	1,822	3,618	5,440	—	1,625	1,625
Net income from discontinued operations	$7,339	$4,788	$12,127	$44,651	$7,029	$51,680

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income from discontinued operations	$7,339	$4,788	$12,127	$44,651	$7,029	$51,680
(Gain) loss on disposition of properties	(1,822)	(3,618)	(5,440)	—	32,720	32,720
Depreciation and amortization of discontinued operations	11,481	(1,060)	10,421	32,172	8,179	40,351
Noncontrolling interests in depreciation of discontinued operations and other	(867)	(1)	(868)	686	(11)	675
FFO from discontinued operations	$16,131	$109	$16,240	$77,509	$47,917	$125,426
Core FFO adjustments			1,399			(39,227)
Core FFO from discontinued operations			$17,639			$86,199

FINANCIAL OVERVIEW

Properties Included in Discontinued Operations

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Arizona Center	Sold	March 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Gateway Overlook	Sold	December 2010
Division Crossing	Sold	December 2010
Halsey Crossing	Sold	December 2010
Plaza 9400	Sold	December 2010
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011
Eagle Ridge Mall	Transferred to lender	November 2010
Oviedo Marketplace	Transferred to lender	November 2010
HHC Properties	Transferred to HHC	November 2010
University Crossing	Held for Sale
Faneuil Hall Marketplace	Held for Sale
Orem Plaza	Held for Sale
River Pointe Plaza	Held for Sale
Austin Bluffs Plaza	Held for Sale
Grand Traverse Mall	Special Consideration

Unconsolidated Properties at Share
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Montclair	Transferred to lender	November 2010
HHC Properties	Transferred to HHC	November 2010
Highland Mall	Transferred to lender	May 2010
Silver City Galleria	To be transferred to lender

CORPORATE INFORMATION

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Common Share Dividend for the fourth quarter 2011 of $0.10 per share on November 7, 2011, payable on January 13, 2012, to shareholders of record on December 30, 2011.  GGP declared a common share dividend for the third quarter 2011 of $0.10 per share, paid on October 31, 2011, to shareholders of record on October 14, 2011.  In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2011 or 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Media Contact	Transfer Agent

David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Corporate Communications	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-6325	+1 718 921-8124
Fax (312) 342-4459
david.keating@ggp.com

EQUITY RESEARCH COVERAGE

Firm	Analyst	Phone	Email

Barclays Capital	Ross Smotrich	212-526-2306	ross.smotrich@barcap.com
Credit Suisse	Andrew Rosivach	415-249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	212-250-4912	john.perry@db.com
Gleacher & Co.	David Harris	212-273-7280	dharris@gleacher.com
Goldman Sachs	Jonathan Habermann	917-343-4260	jonathan.habermann@gs.com
Green Street Advisors	Cedrik Lachance	949-640-8780	clachance@greenst.com
ISI Group	Steve Sakwa	212-446-9462	ssakwa@isigrp.com
JP Morgan	Michael Mueller	212-622-6689	michael.w.mueller@jpmorgan.com
Keefe, Bruyette & Woods	Benjamin Yang	415-591-1631	byang@kbw.com
Macquarie Capital (USA) Inc.	Ki Bin Kim	212-231-6386	kibin.kim@macquarie.com
RBC Capital Markets	Richard Moore	440-715-2646	rich.moore@rbccm.com
Sandler O’Neill & Partners	Alexander Goldfarb	212-466-7937	agoldfarb@sandleroneill.com
Stifel, Nicolaus & Company, Inc.	Nathan Isbee	443-224-1346	nisbee@stifel.com
UBS Securities	Ross Nussbaum	212-713-2484	ross.nussbaum@ubs.com

General Growth Properties, Inc. (“GGP”) is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding GGP’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of GGP or its management. GGP does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

GLOSSARY OF TERMS

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.